SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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[ ]	Definitive Proxy Statement

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[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TEMPLETON GLOBAL INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary proxy materials.

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Templeton Global Investment Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 Tel (800) 632-2301 franklintempleton.com

September 4, 2018

Subject: Please Vote on Important Operating Initiatives for Templeton Frontier Markets Fund

Dear Valued Shareholder:

According to our records, you have not yet voted for the Special Meeting of Shareholders of Templeton Frontier Markets Fund, a series of Templeton Global Investment Trust, scheduled to be held on September 21, 2018. If you don’t have the Proxy Statement we mailed previously, you can review it online at proxyonline.com/docs/FTProxy.

We are working with AST Fund Solutions to manage the voting process. They have begun calling shareholders to ensure the fund receives a sufficient number of votes for the proposals. To avoid receiving calls on this matter, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit the website on the enclosed proxy card and enter your control number.
•	Call (888) 644-6071 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you’ll ensure your shares are represented and we won’t have to contact you further on this issue. Shareholders can also vote in person on the proposed changes at a special meeting to be held on September 21, 2018. Detailed information about the special meeting and this proposal can be found in the Proxy Statement.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (888) 644-6071.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Investment Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee

Templeton Global Investment Trust 300 S.E. 2nd Street Fort Lauderdale, FL 33301 Tel (800) 632-2301 franklintempleton.com

September 4, 2018

Subject: Please Vote on Important Operating Initiatives for Templeton Frontier Markets Fund

Dear Valued Shareholder:

According to our records, you have not yet voted for the Special Meeting of Shareholders of Templeton Frontier Markets Fund, a series of Templeton Global Investment Trust, scheduled to be held on September 21, 2018. If you don’t have the Proxy Statement we mailed previously, you can review it online at proxyonline.com/docs/FTProxy.

We are working with AST Fund Solutions to manage the voting process. They have begun calling shareholders to ensure the fund receives a sufficient number of votes for the proposals. To avoid receiving calls on this matter, please vote as soon as possible.

Voting is fast and easy using one of the options below:

•	Visit proxyonline.com/ft and enter your control number found on the enclosed proxy card.
•	Call (888) 227-9349 for automated voting or (888) 644-6071 to speak with a representative.
•	Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you vote now, you’ll ensure your shares are represented and we won’t have to contact you further on this issue. Shareholders can also vote in person on the proposed changes at a special meeting to be held on September 21, 2018. Detailed information about the special meeting and this proposal can be found in the Proxy Statement.

If you have any questions about this proposal, contact your financial advisor or AST Fund Solutions at (888) 644-6071.

Sincerely,

Lori Weber

Vice President and Secretary

Templeton Global Investment Trust

Enclosure

Not FDIC Insured | May Lose Value | No Bank Guarantee